                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-2

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 28, 1999




                         SKYLYNX COMMUNICATIONS, INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)




COLORADO                           0-24687                       84-1360029
--------------           -------------------------     --------------------
(State or other            (Commission file number)          (Employer Identi-
incorporation)                                                   fication No.)




           600 South Cherry Street, Suite 305, Denver, Colorado 80246
         ------------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)




      Registrant's telephone number, including area code:  (303) 316-0400
     --------------------------------------------------------------------




                  103 Sarasota Quay, Sarasota, Florida 34236
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------


     (a)  Pro Forma Financial Information
          -------------------------------
          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant files herewith the following amended and restated unaudited pro forma consolidated financial information:

          Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999

          Unaudited Pro Forma Consolidated Statements of Operations for the three month period ended March 31, 1999 and the year ended December 31, 1998

     The unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999 and unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1998 and the three month period ended March 31, 1999 (collectively the Pro Forma Consolidated Financial Statements) give effect to the acquisition by SkyLynx Communications of certain assets of Simply Internet, Inc.. These transactions were accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion Number 16.

     The Pro Forma Consolidated Statements of Operations were prepared assuming that the acquisition described above was consummated as of the beginning of each period presented. The Pro Forma Consolidated Balance Sheet includes the pro forma purchase accounting entries for the acquisition and was prepared assuming that the transaction was consummated as of March 31, 1999.



     The unaudited Pro Forma Consolidated Financial Statements are based upon historical consolidated and combined financial statements of the Registrant and Simply Internet, Inc.

     The pro forma adjustments and the resulting Pro Forma Consolidated Financial Statements have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant. A final determination of required purchase accounting adjustments and the allocation of the purchase price to the assets acquired based upon their respective fair values has not yet been made for the acquisition.

     The Pro Forma Consolidated Balance Sheet and the Pro Forma Consolidated Statements of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of the dates indicated, or that may be achieved in the future. Furthermore, the Pro Forma Consolidated Financial Statements do not reflect changes that may occur as the result of post-combination activities and other matters.

     The Pro Forma Consolidated Financial Statements and notes thereto should be read in conjunction with the accompanying historical financial statements and notes thereto of Simply Internet, Inc. and the audited consolidated financial statements of the Registrant and subsidiaries included in its Annual Report on Form 10-KSB for the year ended December 31, 1998.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Stockholders of
Simply Internet, Inc.:

We have audited the accompanying balance sheet of Simply Internet, Inc.
(a California corporation) as of December 31, 1998, and the related statements of operations, stockholders' deficit and cash flows for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Simply Internet, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.


Arthur Andersen LLP
Tampa, Florida,
June 18, 1999

                                SIMPLY INTERNET

         Unaudited Pro Forma Condensed, Combined Financial Information
                                March 31, 1999



     The following unaudited pro forma condensed, combined balance sheet and pro forma condensed, combined statement of operations give effect to the acquisition by SkyLynx Communications, Inc. of certain assets of Simply Internet, Inc.

     These unaudited pro forma condensed, combined statements are not necessarily indicative of results of operations had the acquisitions occurred at January 1, 1999, nor the results the results to be expected in the future.

     The following footnotes should be read in understanding pro forma adjustments to the unaudited pro forma condensed, consolidated statements.

     (a) Adjustment reflects the $2,123,775 asset purchase of Simply Internet; $2,239,098customer list and covenant not to compete, $4,353 other assets, $138,194 property and equipment and 257,870 deferred revenue. The consideration paid in this transaction was $1,911,397 cash, and $212,378 purchase price holdback.

     (b) Adjustment to recognize three months amortization expense ($186,592) on the customer list and the covenant not to compete agreements. The property was depreciated over three years and customer list and covenant not to compete agreements over two to three years.

     (c) Adjustments to reflect balances at March 31, 1999 that were not acquired by the Company.

     (d) Adjustment to reflect the $2,000,000 cash required for acquisitions and the adjustment to equity to fund acquisitions and continuing operations.

                    PRO FORMA CONDENSED, COMBINED BALANCE SHEET
                               As of March 31, 1999

                                                              (c)
                      SkyLynx      Simply                  Pro Forma    Pro Forma
                  Communications, Internet,               Adjustments Adjustments
Pro Forma
                       Inc.         Inc.         Total      Simply       Simply
Combined
                 -------------- -----------   ----------- -----------  -----------
                    ----------

Assets
------

Cash                   843,365       19,323     862,688      (19,323) (1,911,397)
(a)                    931,968
                                                                       2,000,000
(d)
Accounts receivable          -            -           -                        -
-
Inventory                    -            -           -                        - -

Other current assets   269,536        4,353     273,889                        -
273,889
                    ----------- -----------   ----------- -----------  -----------
                    -----------
 Current assets      1,112,901       23,676   1,136,577      (19,323)     88,603
1,205,857
                    ----------- -----------   ----------- -----------  -----------
                    -----------

Property & equipment 1,728,989      138,194   1,867,183                        -
1,867,183
Other assets         1,029,307            -   1,029,307                2,239,098
(a)                  3,268,405
                    ----------- -----------   ----------- -----------  -----------
                    -----------
  Total assets       3,871,197      161,870   4,033,067      (19,323)  2,327,701
6,341,445
                    =========== ===========   =========== ===========  ===========
===========

Liability and Equity
--------------------

Accounts payable       356,057      103,127     459,184     (103,127)          -
356,057
Accrued expense        184,476       11,490     195,966      (11,490)          -
184,476
Unearned revenue             -      257,870     257,870            -           -
257,870
Other Current
 Liabilities           373,093       71,523     444,616      (71,523)          -
373,093
                    ----------- -----------   ----------- -----------  -----------
                    -----------
 Current liabilities   913,626      444,010   1,357,636     (186,140)          -
1,171,496
                    ----------- -----------   ----------- -----------  -----------
                    -----------
LT debt                 25,000            -      25,000            -           -
25,000
Other LT Liabilities         -       38,109      38,109      (38,109)    212,378
(a)                    212,378
                    ----------- -----------   ----------- -----------  -----------
                    -----------
 Total LT Liabilities   25,000       38,109      63,109      (38,109)    212,378
237,378
                    ----------- -----------   ----------- -----------  -----------
                    -----------
  Total Liabilities    938,626      482,119   1,420,745     (224,249)    212,378
1,408,874

Preferred stock      3,978,119            -   3,978,119                2,000,000
(d)                  5,978,119
Common stock            10,889       52,632      63,521      (52,632)          -
10,889
Paid in capital      7,786,972       96,117   7,883,089      (96,117)          -
7,786,972
Retained earnings
 (deficit)          (8,843,409)    (468,998) (9,312,407)     468,998           -
(8,843,409)

 Total shareholders'
 equity              2,932,571     (320,249)  2,612,322      320,249   2,000,000
4,932,571
                    ----------- -----------   ----------- -----------  -----------
                    -----------
 Total liability
 and equity          3,871,197      161,870   4,033,067       96,000   2,212,378
6,341,445
                    =========== ===========   =========== ===========  ===========
===========

               PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS
                     FOR THE THREE MONTHS ENDED MARCH 31,1999

                      SkyLynx      Simply                  Pro Forma
                  Communications, Internet,               Adjustments
Pro Forma
                       Inc.         Inc.         Total      Simply
Combined
                 -------------- -----------   ----------- -----------
----------

Revenues                67,888      315,442     383,330
383,330
Operating cost
 and expenses        3,360,606      340,241   3,700,847      186,592
3,887,439
Loss from operations(3,292,718)     (24,799) (3,317,517)    (186,592)
(3,504,109)
Interest and other
 income (expenses)       2,895       (2,693)        202            -
202
                    ----------- -----------   ----------- -----------  -----------
                    -----------
  Net Loss          (3,289,823)     (27,492) (3,317,315)    (186,592)
(3,503,907)
                    =========== ===========   =========== ===========  ===========
===========
Weighted average
 common shares
 outstanding        10,572,168
10,572,168
Basic loss per share     (0.31)
(0.33)


                                SIMPLY INTERNET

         Unaudited Pro Forma Condensed, Combined Financial Information
                               December 31, 1998



     The following unaudited pro forma condensed, combined statement of operations gives effect to the acquisition by SkyLynx Communications, Inc. of certain assets of Simply Internet, Inc.

     This unaudited pro forma condensed, combined statement is not necessarily indicative of results of operations had the acquisitions occurred at January 1, 1998, nor the results to be expected in the future.

     The following footnote should be read in understanding pro forma adjustments to the unaudited pro forma condensed, consolidated statement.

     (a) Adjustment to recognize twelve months amortization expense ($731,926) on the customer list and the covenant not to compete agreements. The property was depreciated over three years and customer list and covenant not to compete agreements over two to three years.

               PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31,1998

                      SkyLynx      Simply                  Pro Forma
                  Communications, Internet,               Adjustments
Pro Forma
                       Inc.         Inc.         Total      Simply
Combined
                 -------------- -----------   ----------- -----------
----------

Revenues                 7,898    1,353,746   1,361,644
1,361,644
Operating cost
 and expenses        5,300,834    1,431,225   6,732,059      731,926  (a)
7,463,985
Loss from operations(5,292,936)     (77,479) (5,370,415)    (731,926)
(6,102,341)
Interest and other
 income (expenses)      18,104      (78,973)    (60,869)           -
(60,869)
                    ----------- -----------   ----------- -----------  -----------
                    -----------
  Net Loss          (5,274,832)    (156,452) (5,431,284)    (731,926)
(6,163,210)
                    =========== ===========   =========== ===========  ===========
===========
Weighted average
 common shares
 outstanding         8,946,874
8,946,874
Basic loss per share     (0.59)
(0.69)


[/R]

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SKYLYNX COMMUNICATIONS , INC.



Dated:  July  21, 1999             By:   /s/ Jeffery A. Mathias
          ---------------               -------------------------------
                                        Jeffery A. Mathias, President